FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 20, 1997


                          WEBSTER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



      Delaware                     0-15213                    06-1187536
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  (State or Other              (Commission                 (IRS Employer
   Jurisdiction of              File Number)                Identification No.)
   Incorporation)



                   Webster Plaza, Waterbury, Connecticut 06702
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 753-2921
                                                           ----------------





                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

                Webster Financial Corporation ("Webster") announced on February 20, 1997 that its Annual Meeting of Shareholders will be held on Thursday, April 17, 1997 at 4:00 p.m., local time, at the Courtyard by Marriott, 63 Grand Street, Waterbury, Connecticut. Webster's Board of Directors has fixed the close of business on March 7, 1997 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. Webster issued a press release on February 20, 1996 describing the meeting and record date information and providing additional information about Webster. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.

                In accordance with Webster's Bylaws, shareholders who wish to present business at the Annual Meeting or to nominate directors are required to give timely written notice, containing the information specified in the Bylaws, to the secretary of Webster. To be timely, such shareholder's notice must be delivered to or mailed and received at the principal executive offices of Webster not less than 30 days prior to the date of the Annual Meeting.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)             Not applicable.

(b)             Not applicable.

(c)             Exhibits.

                  99. Press Release of Webster dated February 20, 1997.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WEBSTER FINANCIAL CORPORATION
                                              -----------------------------
                                                       (Registrant)


                                              /s/ Lee A. Gagnon
                                              ------------------------------
                                                  Lee A. Gagnon
                                                  Executive Vice President,
                                                  Chief Operating Officer
                                                     and Secretary



Date:  February 20, 1997

                                  EXHIBIT INDEX



                                                           Pages in Sequentially
Exhibit No.                        Exhibit                     Numbered Copy
-----------                        -------                     -------------

Exhibit 99                 Press Release of Webster                   5
                           dated February 20, 1997